SECURITY AGREEMENT


THIS SECURITY AGREEMENT, dated as of May 6, 2005, between Galaxy Minerals, Inc. a Florida company with offices located at 500 Park Ave. Suite 203 Lake Villa IL. 60046 ("Galaxy") and Oro Blanco Mining, LLC, a company with offices located at 4161 N. Camino Del Celador, Tucson AZ. 85718 ("Oro") (the "Security Agreement")

WHEREAS, Galaxy desires to obtain a credit facility and other financial accommodations from Global Capital Partners and affiliates (collectively, "Global"), pursuant to a certain convertible debenture dated May 6, 2005 and related transactions (collectively, the "Debenture Agreement"); and

WHEREAS, in order to induce Global to enter into the Debenture Agreement, Oro pledged to Global on behalf of Galaxy certain mineral rights Oro owns of the patented Yellow Jacket and Phoenix Goldmines in the county of Santa Cruz and State of Arizona (the "Mineral Rights") pursuant to a certain Mineral Rights Pledge Agreement dated May 6, 2005 (the "Pledge Agreement"); and

WHEREAS, in order to induce Oro to pledge the Mineral Rights on Galaxy's behalf pursuant to the Pledge Agreement, Galaxy desires to grant Oro a first lien and security interest in certain collateral as more fully described herein;

NOW, THEREFORE, Galaxy and Oro agree as follows:

1. Definitions.

            1.1. Agreement.  Shall mean and include this Security Agreement, any
concurrent  or  subsequent   Rider  hereto  and  any  extensions,   supplements,
amendments or modifications thereto.

            1.2. Books. Shall mean and include all of Galaxy's books and records including, but not limited to, all customer lists and lists of account debtors, all ledgers, records reflecting, summarizing or evidencing Galaxy's assets, accounts, business operations or financial condition, computer programs, computer discs, computer printouts, and other computer prepared information and computer equipment of any kind.

1.3. Code. Shall mean the Uniform Commercial Code prepared under the joint sponsorship of the American Law Institute and the National Conference of Commissioners on Uniform State laws, as amended from time to time. Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definitions set forth herein or, to the extent not inconsistent herewith, as such terms are defined in the Uniform Commercial Code, as amended from time to time, provided, however, with respect to any term used herein that is defined in (i) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this Agreement was signed by Galaxy at the time that it was signed; or (ii) Article 9 as in force at any relevant time in the jurisdiction in which a financing statement given pursuant to this Agreement is filed; (iii) or Article 9 as is in force at any relevant time in the jurisdiction in which the terms of this Agreement are enforced, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the three definitions.


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
            1.5. Collateral. Shall mean any and all equipment, heavy equipment, mining equipment, industrial equipment and tools, gasoline and diesel powered equipment and vehicles, electronic equipment, buildings, sheds, storage locations, office locations, office equipment, telephone equipment, exploration equipment, and/or any personal property, fixtures and furnishings located or to be placed at approx. 4 miles off Arivaca/Ruby Road intersecting at Yellow Jacket Mine Road and described and recorded in the county recorders office of Santa Cruz County Arizona as Tax Parcel number 113-12-001 and further identified as MS.#951 PHOENIX, & MS.#264 YELLOW JACKET. SEC 22 T22S R10E & further recorded in/as DKTS 144/538,799/222,850/638(85000)(WD), and as set forth and more fully described in Exhibit A, annexed hereto and made a part of this Agreement.

            1.10. Person. Shall mean an individual, partnership, corporation, including a "business trust," limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency

3. Creation of Security Interest.

            3.1 Galaxy hereby grants to Oro a first priority lien and security interest in the Collateral in order to induce Oro to pledge the Mineral Rights to Global on Galaxy's behalf pursuant to the Pledge Agreement and Debenture Agreement.

      3.2. Galaxy shall execute and deliver to Oro concurrently with the execution of this Agreement, and at any time or times hereafter at the request of Oro, promissory notes, financing statements, initial financing statements, continuation statements, security agreements, mortgages, assignments, capitalization schedules, certificates of title, affidavits, reports, notices, schedules of accounts, SEC filings, letters of authority, certificates of designation and preferences, and all other documents and records that Oro may request, in such form as is satisfactory to Oro, to further evidence the obligations and/or to perfect and maintain Oro's security interest in the Collateral and fully comply with this Agreement.

      3.3. Galaxy authorizes Oro to file one or more financing statements and initial financing statements describing the Collateral. Galaxy hereby makes, constitutes and appoints Oro (and any of Oro's officers, employees or agents designated by Oro) as Galaxy's true and lawful attorney with power, but without notice to Galaxy, to sign the name of Galaxy on any Financing Statement, initial financing statement, continuation statement, security agreement, mortgage, assignment, certificate of title, affidavit, letter of authority, or notice or other similar document necessary to perfect or continue the perfection of Oro's security interest in the Collateral. Galaxy shall make appropriate entries in its Books disclosing Oro's's security interest in the Collateral. The power of attorney created in this section is coupled with an interest, and shall be irrevocable until all Obligations are fully paid and satisfied.


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

4. Term of Agreement.

      4.1 The term of this Agreement shall be form the date of execution hereof until any of the following shall occur: Galaxy repays the amount of $2,500,000.00 and any and all indebtedness due Global under the Debenture Agreement or otherwise, and receives a release from Global to such effect (thus returning all right , title and interest to the Mineral Rights pledged by Oro under the Pledge Agreement); (b) Pursuant to the terms and conditions of this agreement; or (c) Pursuant to a written agreement between Galaxy and Oro.

5. Indemnification. . Galaxy hereby indemnifies and agrees to hold harmless Oro, and its officers, directors, employees, accountants, attorneys, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Collateral, or any of the transactions contemplated under this Agreement (including without limitation, the defense of any Indemnified Person's actions and/or inactions in connection with this Agreement or otherwise). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified
Person's gross negligence or willful misconduct. If Galaxy or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

6. Possession and Control of Collateral.

      6.1. Oro, or its designee or transferee shall have possession of the Collateral. Galaxy shall in all events bear the risk of loss of the Collateral.

      6.2. Oro shall have no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

      6.3. Where Collateral is in the possession of a third party, Galaxy will, if requested by Oro, join with Oro in notifying the third party of Oro's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Oro.


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

6. Representations and Warranties.

      6.1. Galaxy hereby warrants and represents that:

            (a) Galaxy is duly organized and is and all times hereinafter will be in good standing under the laws of the state of its incorporation or registration and is duly qualified and in good standing in every other state in which the nature of its business, the execution of this Agreement and the consummation of the transactions contemplated thereby requires such qualification;

            (b) Galaxy is the true and lawful owner of the Collateral and has the rights, power and authority to transfer and grant a security interest therein to Oro;

            (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (1) any provision of its organizational documents (including amendments thereof) by laws or other instrument binding upon Galaxy, (2) any law, governmental regulation, court decree or order applicable to Galaxy, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Galaxy, (ii) require the consent, approval or authorization of any third party, or (iii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Galaxy or of any person except as may be expressly contemplated in this Agreement.

            (f) Within120 days subsequent to its execution of this Agreement, Galaxy shall obtain any and all requisite shareholder and/or director consents permitting and authorizing this Agreement and the transactions contemplated hereunder.

            (g) There are no actions or proceedings pending by or against Galaxy in any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigation or claim, complaint, action or prosecution involving Galaxy or any guarantor of Galaxy, except as may have been specifically disclosed in writing to Oro and if any of the foregoing arise during the term of this Agreement, Galaxy shall immediately notify Oro in writing with respect thereto;

            (h) Galaxy has duly filed all federal, state and other governmental tax returns which it is required by law to file and that all taxes and other sums which may be due to the United States, any state or other governmental authority have been fully paid and that Galaxy now has and shall hereafter maintain reserves adequate in amount to fully pay all such tax liabilities which may hereafter accrue;

            (i) All assessments and taxes whether real, personal or otherwise due and payable by or imposed, levied, or assessed against Galaxy or any of its assets have been paid and shall hereafter be paid in full before delinquency. Galaxy shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law (including timely payment or deposit of all FICA payments and withholding taxes) and will execute and deliver to FIL on demand appropriate certificates attesting to the payment or deposit thereof;


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

            (j) With respect to the Collateral, Oro's security interest therein is now and shall hereafter at all times constitute a perfected, choate, and first security interest in the Collateral and is not now and will not hereafter become subordinate or junior to the security interest, lien, encumbrance or claim of any Person; and

            (k) All financial statements and information relating to Galaxy or any guarantor of the Obligations or with respect to the Accounts which have been or may hereafter be delivered by galaxy to Oro (or are a matter of public disclosure) are true, complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied, and there has not been any material adverse change in the financial condition of Galaxy or any guarantor since the last submission of such financial information to Oro.

      6.2. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any other warranties, representations and agreements which Galaxy shall now or hereafter give, or cause to be given to Oro.

7. Affirmative Covenants.

            7.1. Until all Obligations are fully paid and satisfied, Galaxy will:

            (a) At all times fully comply with all federal, state and local laws, rules, orders or regulations pertaining to the conduct of its business, including, but not limited to all applicable federal, state and local environmental laws and regulations relating to the storage, usage and disposal of hazardous substances or toxic chemicals by Galaxy in its business. In this regard, Galaxy agrees to defend, indemnify and hold Oro harmless for and against any and all costs, claims, demands, damages including attorneys' fees, court costs, and investigatory and laboratory fees which Oro may suffer or incur in connection with any such violation which indemnification shall survive the termination of this Agreement.

            (b) Preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets.

            (c) Maintain itself in good standing in all jurisdictions in which Borrower is doing business, and at the request of Oro, furnish to Oro at is request, evidence of its good standing in all such jurisdictions.

            (d) Maintain Galaxy's Books at its offices set forth herein.


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

            (e) Allow Oro to possess and remove copies of Galaxy's Books to Oro's premises or the premise of any agent of Oro, for so long as Oro may desire in connection with the enforcement of Oro's rights under this Agreement.

            (f) Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles which contain such information as may be requested by Oro, and permit Oro or any of its agents, during Galaxy's usual business hours or during the usual business hours of any third party having control over the records of Galaxy, to have access to and have the right to examine all of Galaxy's Books and in connection therewith and permit Oro or any of its agents to copy and make extracts therefrom.

            (g) Furnish to Oro monthly, or upon five (5) days written request at Oro's request, written schedules and reports of the status of Galaxy's Accounts in such form as shall be required by Oro.

            (h) Promptly furnish to Oro such records, data and other information with respect to the financial condition of Galaxy, the Collateral and any guarantor, as Oro may request from time to time, and shall deliver to Oro detailed reports, each in a form satisfactory to Oro and containing a statement of the financial condition and operation of Galaxy: (i) for each calendar month, within thirty (30) days after the end of each month; and (ii) for each fiscal year, within ninety (90) days after the end of each such fiscal year. Within twenty (20) days after demand by Oro, Galaxy shall deliver to Oro copies of any financial report or statement prepared by or for Galaxy. Each such statement and report shall be reviewed or compiled by an independent CPA or prepared by an authorized officer of Galaxy that such report, statement or document delivered or caused to be delivered to Oro is complete, correct and thoroughly presents the financial condition of Galaxy, and that on the date of said certification no event or condition exists which constitutes a breach or Event of Default under this Agreement.

            (i) Notify Oro, in writing, of any material adverse change in Galaxy's financial condition.

            (j) Make timely payment or deposits of all taxes (including FICA payments and deposits of withholding taxes) and assessments required to be paid by Galaxy and deliver to Oro, as requested, evidence of such payment or deposit.

            (k) Pay all rent when due and otherwise abide by the terms under which Galaxy leases or occupies the premises at which the Collateral is located; provided further if Galaxy fails to do so, Oro may, without any obligation, pay such rent and any sum so paid shall be part of Oro's costs, secured by the Collateral and payable on demand.

            (l) Cause to be paid all amounts necessary to fund, in accordance with their terms, all pension plans presently in existence or hereafter created and Galaxy will not withdraw from participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to any deferred compensation plan maintained for the benefit of its employees under circumstances that could result in liability to the pension Benefit Guarantee Corporation, or any of its successors or assigns, or to the entity which provides funds for such deferred compensation plan.


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

            (m) Keep the Collateral free from any lien, security interest or encumbrance adverse to Oro and defend, at its own expense, the Collateral and the proceeds thereof against all claims and demands of all Persons at any time claiming the same or any interest therein.

            (n) Promptly deliver to Oro all documents and instruments relating to the Collateral, as Oro may request from time to time.

            (o) On request of Oro, execute and deliver to Oro any and all additional documents, which Oro may request from time to time to evidence the advances made hereunder, or the security interest granted hereby, or effect the transactions contemplated hereunder.

      8. Negative Covenants.

      8.1. Galaxy will not, without the prior written consent of Oro:

            (a) Grant a security interest in the Collateral, or permit a lien, claim or encumbrance to be imposed on any of the Collateral, or allow the Collateral to be possessed by or under the control of any other Person;

            (b) Sell, license, lease, rent or otherwise dispose of, move, transfer or relocate outside the Collateral State, whether by sale or otherwise, any of Galaxy's assets, including the Collateral but excluding Inventory which may be sold, licensed, leased, or otherwise disposed of in the ordinary course of Galaxy's business, provided that Oro continues to have a security interest in the proceeds thereof;

            (c) Affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture or an accession, and Galaxy agrees that the Collateral shall remain personal property at all times notwithstanding any affixation thereof to any real property;

            (d) Permit any Collateral to be used in violation of any applicable law, regulation or policy of insurance'

            (e) Permit any levy, or attachment to be made on any of Galaxy's assets;

            (f) Permit any receiver, trustee, custodian, assignees for the benefit of creditors or any other Person or entity having similar powers or duties to be appointed or to take possession of any or all of Galaxy's assets;

            (g) Change its business structure, corporate identity or structure, do business under any additional trade name, or liquidate, merge or consolidate with or into any other business organization;


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

            (i) Change it's corporate or trade name without providing Oro with thirty (30) days' prior written notice;

            (j) Change any of its Collateral States without providing Oro with 30 days' prior written notice;

            (k) Relocate its place of business, its Chief Executive Office State or move its Books;

            (l) Acquire any entity or purchase the stock or securities of any entity (other than securities of any state or federal government);

            (m) Permit any sale or disposition of a controlling interest in Galaxy or permit a change in the management of Galaxy. For purposes of this paragraph, "Controlling Interest" shall mean greater than 50% of the Galaxy's issued and outstanding voting securities;

            (n) Enter into any transaction or incur any debts not in the usual course of Galaxy's business;

            (o) Guarantee or otherwise become in any way liable with respect to the obligations of any Person except by endorsement of instruments or items of payment for deposit to the account of Galaxy or which are transmitted or turned over to Oro on account of the Obligations;

            (r) Make any distribution of Galaxy's property or assets;

                  (s) Make any advance, loan, contribution or payment of money (other than compensation for personal service), goods or credit to, or guarantee any obligation of any subsidiary, affiliate or parent corporation, or any officer, shareholder or employee, or cause or permit any such advance, loan, contribution or guarantee to be made by any subsidiary corporation other than the guaranty executed in connection herewith with this Agreement.

9. Events of Default.

      9.1. The occurrence of any one or more of the following shall, at the option of Oro, constitute an event of default under this Agreement (each an "Event of Default")

            (a) Galaxy fails to pay when due and payable or declared to be due and payable, any of its obligations due Global (or its successors, affiliates, assigns or transferees) under the Debenture or otherwise.

            (b) Galaxy fails or neglects to comply with, perform, keep or observe any term, provision, condition, or covenant contained in this Agreement, or any other present or future agreement between Galaxy and Oro;


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

            (c) Any representation, statement or report or certificate made or delivered by Galaxy, or any of its officers or agents (either individually or as an officer or agent of Galaxy), to Oro proven to be untrue, inaccurate, incomplete or incorrect in any material respect;

(d) There is a material impairment in the prospect of repayment in the prospect of repayment of the Obligations or a material impairment in the value of the collateral or the priority of Oro's security interest in the Collateral is contested;

            (e) Any of Galaxy's assets are attached, seized, or are levied upon, and the same are not released, discharged or bonded against within twenty (20) business days thereafter;

            (f) A notice of lien, levy or assessment is filled of record with respect to any or all of Galaxy's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Galaxy's assets and the same is not paid on the payment date thereof bonded against within twenty(20) business days thereafter;

            (g) Galaxy is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs and such order is not released within (20) business days of receipt of notice thereof by Galaxy;

            (h) Any proceeding under the Bankruptcy Code or any similar remedy under state statutory or common law is filed by or against Galaxy;

            (i) Galaxy ceases normal business operations;
(j) Galaxy is placed in receivership, liquidation, or makes or attempts to make an assignment for the benefit of creditors;

            (k) A judgment or other claim becomes a lien or encumbrance upon any or all of Galaxy's assets and the same is not satisfied, dismissed or bonded against within twenty (20) business days thereafter;

            (l) If any of Galaxy's records are prepared and kept by an outside computer service at any time during the term of this Agreement, and said computer service fails to timely provide Oro with any requested information or financial data pertaining to the Collateral, Galaxy's financial condition or the results of Galaxy's operations;

            (m) If there is a default in any agreement(s) to which Galaxy is a party with third parties resulting in a right by such third parties to accelerate the maturity of any indebtedness of Galaxy to such third party provided, however, that Galaxy and the aggregate amounts in question is greater than fifty thousand dollars ($50,000.00).;

            (n) Galaxy makes any payment on account of indebtedness that has been subordinated to the Obligations to Oro, without Oro's consent, or if any Person subordinating such indebtedness terminates or in any way limits his subordination.


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

            (p) Galaxy fails to comply with, or become subject to, any administrative or judicial proceeding under any federal, state or local (i) hazardous waste or environmental law; (ii) asset forfeiture or similar law which can result in the forfeiture of property; or (iii) other law, where noncompliance may have any significant effect on the Collateral;

            (q) Oro receives notification or otherwise discovers that Oro's security interest is not prior to all other security interests or other interests in the collateral;


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

10. Oro's Rights and Remedies.

      10.1. Upon the occurrence of an Event of Default by Galaxy under this Agreement, Oro may, at its election, without notice of its election and without demand upon Galaxy or any guarantor, do any one or more of the following, all of which are authorized by Galaxy:

            (a) Declare any or all of the Obligations, whether evidenced by note(s) or otherwise, immediately due and payable;

            (b) Terminate this Agreement, but without affecting Oro's rights and security interests in the Collateral, and the Obligations;


            (e) Exercise any and all of the rights accruing to a secured party under the Code and any other applicable law;

            (f) Require Galaxy to assemble the Collateral, hold the same in trust for Oro's account and, at Galaxy's expense, deliver the same to Oro or to a third party at a place or places to be designated by oro which is reasonably convenient to the parties, or store the same in a warehouse in Oro's name and deliver to Oro documents of title representing said Collateral;

            (g) Enter, with or without process of law, and without further permission of Galaxy, any premises where the Collateral is or is believed by Oro to be located, using all necessary force to accomplish the same without committing a breach of the peace (Galaxy hereby waives all claims for damages or otherwise due to, arising from or connected with such entry and/or seizure), and: (i) take possession of said premises and of the Collateral located therein;
(ii) place a custodian in exclusive control of said premises and of any of the Collateral located therein; (iii) remove from the premises the Collateral (and any copied of Galaxy's Books, materials and supplies) in any way relating to the Collateral or useful by Oro in enforcing its rights hereunder; (iv) remain upon said premises and use the same (together with said Galaxy's Books, materials and supplies) for the purpose of collecting the Collateral and/or preparing the Collateral for disposition and/or disposing of the Collateral;

            (h) Make (without any obligation to do so) any payment and take such action as Oro considers necessary or reasonable to protect or preserve the Collateral or its security interest therein, including paying, purchasing, contesting or compromising any encumbrance, charge or lien which, in the opinion of Oro, interferes with the enforcement of its security interests or the liquidation or disposition of the Collateral;

            (i) Sell at one or more public or private sales, lease or otherwise dispose of the Collateral (regardless whether Oro has taken possession thereof or whether the Collateral is present at any such sale or disposition) in its then condition, or after further manufacturing, processing or preparation thereof (utilizing, in connection therewith, without charge or liability to Oro therefor, any of Galaxy's assets), by means of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Galaxy's premises) as is commercially reasonable, in the opinion of Oro;

            (j) Seek temporary or permanent injunctive relief without the necessity of proving actual damages, as no remedy at law will provide adequate relief to oro and, in this regard, the bond which oro may be required to post shall be no more than $500.00; and

            (k) Require Galaxy to pay all of Oro's Costs incurred in connection with Oro's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by Oro;

      10.2 Any deficiency that exists after disposition of the Collateral as provided herein, shall be due and payable by Galaxy upon demand, with any excess to be paid by Oro to galaxy

      10.3. Oro shall give Galaxy such notice of any private or public sale, lease or other disposition as may be required by the Code, unless notice has been waived after an Event of Default pursuant to the Code.

      10.4. Oro shall have no obligation to clean up or otherwise prepare the Collateral for sale. oro shall have no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Oro may release, modify or waive any of the Collateral provided by any other Person to secure any of the Obligations, all without affecting Oro's rights against Galaxy. Galaxy waives any right it may have to require Oro to pursue any third Person for any of the Obligations. Oro has no obligation to marshal any assets in favor of Galaxy, or against or in payment of the Obligations or any other obligation owed to Oro by Galaxy or any other Person. Oro may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

      10.5. Oro may dispose of the Collateral without giving any warranties as to the Collateral. Oro may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

      10.6. If Oro sells any of the Collateral upon credit, Galaxy will be credited only with payments actually made by the purchase, received by Oro and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Oro may resell the Collateral and Galaxy shall be credited with the proceeds of the sale.

      10.7. In the event Oro purchases any of the Collateral being sold, Oro may pay for the Collateral by crediting against the purchase price of some or all of the Obligations.

      10.8  Oro's  rights  and  remedies  under  this  Agreement  and all  other agreements shall be cumulative and may be exercised simultaneously or successively, in such order as Oro shall determine. In addition, Oro shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Oro of one right or remedy shall be deemed an election, and no waiver by Oro of any default on Galaxy's part shall be deemed a continuing waiver. No delay by Oro shall constitute a waiver, election or acquiescence by it.

      10.11 In the Event of Default, Galaxy does hereby irrevocably designate, make, constitute and appoint Oro and any agent designated by Oro, as Galaxy's true and lawful attorney, with power to do the following in Galaxy's or Oro's name and at Galaxy's expense but without notice to Galaxy, and at such time or times (except as otherwise provided herein) as Oro may, in its sole election, determine:

            (a) Endorse Galaxy's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Oro's possession;

            (b) Sign Galaxy's name on any invoice, freight bill or bill of lading relating to any Account, on any draft against an account debtor, on any schedule assignment of Accounts, verification of Accounts or on any notice to account debtors;

            (c) Prepare, file and sign Galaxy's name on any proof of claim in bankruptcy or similar document against an account debtor;

            (d) Prepare, file and sign Galaxy's name on any notice of lien, claim of mechanic's or material man's lien or similar document or waiver or satisfaction thereof in connection with an Account; and

            (e) Execute any other documents that may facilitate the collection, liquidation or disposition of the Collateral.


            10.12 If in the event of any Default, whether cured or uncured, , Oro employs counsel for advice or other representation (i) with respect to any of the Collateral or this Agreement; (ii) to represent Oro in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Oro, Galaxy or any other party) in any way relating to any of the Collateral, this Agreement or Galaxy's affairs; (iii) to protect, collect, lease, sell, take possession of or liquidate any of the Collateral; (iv) to attempt to enforce any security interest of Oro in any of the Collateral; or (v) to enforce any rights of Oro against Galaxy or against any other Person which may be obligated to Oro by virtue of this Agreement including Galaxy's account debtors, then, in any of the foregoing events, all of the reasonable attorneys' fees not to exceed $10,000.00 arising from such services and all expenses, costs and charges in any way arising in connection therewith or relating thereto shall constitute a part of Oro's Costs secured by the Collateral and be payable on demand.

12. Waivers.

      12.1. Oro shall not be deemed to have waived any provision of this Agreement, or any right or remedy, which it may have hereunder, or at law or equity, unless such waiver is in writing, and signed by Oro.

      12.2. Galaxy waives the right to direct the application of any payments at any time or times received by Oro on account of the Obligations and Galaxy agrees that Oro shall have the continuing exclusive right to apply and reapply such payments in any manner, as Oro may deem advisable.

      12.3. Except as otherwise provided for in this Agreement, Galaxy waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Oro on which Galaxy may in any way be liable.

      12.4. Failure or delay by Oro in exercising or enforcing any right, power, privilege, lien, option or remedy hereunder shall not operate as a waiver thereof and a waiver by Oro of any default by Galaxy under this Agreement shall not be construed to create any right or expectation of future waiver of any subsequent breach or default by Galaxy under this Agreement whether of the same or of a different nature.

      12.5. GALAXY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTIONS HEREUNDER.

13. Notices.

      13.1. Unless otherwise provided in this Agreement, all notices, demands or other communications to either party shall be in writing and shall be mailed, telecopied or communicated by means of facsimile transmission (followed by a mailed or delivered hard copy), or delivered by hand or courier service, at their respective addresses set forth in this Agreement, or at such other addresses as shall be designated by such party in a written notice to the other party. All notices and other communications shall be deemed delivered and effective when a record has been sent by telecopy or other facsimile transmission, or upon receipt through the Internet, or upon hand delivery or upon the third business day after deposit in a United States postal box if postage is prepaid, and the notice properly addressed to the intended recipient.

15. Release.

      15.1. At such time as all Obligations shall have been fully paid and satisfied and Galaxy and all guarantors of the Obligations execute a release acknowledging that Galaxy does not have any claims against Oro and provides Oro with an appropriate indemnity indemnifying Oro for any remittances for which Galaxy has received credit and which are not paid, Oro shall release its security interest in the Collateral and deliver to Galaxy an appropriate termination statement.

16. General Provisions.

      16.1. The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

      16.2. If at any time or times hereafter, Oro employs counsel for advice or other representation (i) with respect to any of the Collateral or this Agreement; (ii) to represent Oro in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Oro, Galaxy or any other party) in any way relating to any of the Collateral, this Agreement or Galaxy's affairs; (iii) to protect, collect, lease, sell, take possession of or liquidate any of the Collateral; (iv) to attempt to enforce any security interest of Oro in any of the Collateral; or (v) to enforce any rights of Oro against Galaxy or against any other Person which may be obligated to Oro by virtue of this Agreement including Galaxy's account debtors, then, in any of the foregoing events, all of the reasonable attorneys' fees not to exceed $10,000.00 arising from such services and all expenses, costs and charges in any way arising in connection therewith or relating thereto shall constitute a part of Oro's costs secured by the Collateral and be payable on demand.

      16.3. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Oro or Galaxy, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

      16.4. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under and according to the United States of America, without regard to principles of conflicts of laws, and except to the extent that the Code provides for the application of the law of a different jurisdiction.

      16.5. In any litigation involving FIL and Galaxy, Galaxy does hereby irrevocably submit itself to the process, jurisdiction and venue of the courts of Illinois or to the process, jurisdiction and venue of arbitration or the State of Nevada, whichever Oro chooses for the purposes of suit, action or other proceedings arising out of or relating to the Agreement or the subject purposes of suit, action or other proceedings arising out of or relating to this Agreement or the subject matter hereof, and without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Galaxy is no personally subject to the jurisdiction of such courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

      16.6. The provisions of this Agreement are independent of and separate from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability of any other provision hereof and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      16.7. Article and section headings and numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

      16.8. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

      16.9. Oro shall have the right, without the consent of or notice to Galaxy to grant participation interests in the Collateral and in this regard may provide the participant with any and all information with respect to Galaxy and the Collateral. In addition, Oro may assign this Agreement and its rights and duties hereunder at any time, without the consent of or notice to Galaxy. This Agreement shall inure to the benefit of Oro, its successors and assigns. Galaxy may not assign this Agreement or any rights hereunder without Oro's prior written consent and any such assignment shall be void and of no effect whatsoever. No consent to any assignment by Oro shall, without the written consent of Oro, release Galaxy or any guarantor of its Obligations to Oro. Oro may assign this Agreement and its right s and duties hereunder, and if an assignment is made, Galaxy shall render performance under this Agreement to the assignee. Galaxy waives and will not assert against any assignee of Oro any claims, defenses (except defenses which cannot be waived) or set-offs which Galaxy could assert against Oro.

17. Rules of Construction.

      17.1. No reference to "proceeds" in this Security Agreement authorizes any sale, transfer or other disposition of the Collateral by the Borrower.

      17.2. "Includes" and "including" are not limiting.

      17.3. "Or" is not exclusive.

      17.4. "All" includes "any" and "any" includes "all."

      17.5. "Material Impairment" for purposes of this Agreement includes without limitation (i) Galaxy sustains a net operating loss for twelve consecutive months; and (ii) Galaxy uses a substantial amount of funds from the business for a non-business purpose.

                          NOTICE OF FINAL AGREEMENT

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND THE SAME MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at 10am CST, as of the date first written above.



                                          GALAXY MINERALS, INC.

                                    By:
                                       ---------------------------

                                    Print Name: MATTHEW J. SYMONDS

                                    Title: PRESIDENT/CEO
ORO BLANCO MINING, LLC.:


By:------------------------

Print Name: JAMES P. VENSKE

Title: MANAGING MEMBER

                                   EXHIBITS

                                  EXHIBIT A

                     THE MINERAL RIGHTS TO THE UNITED STATES
          PAT. MINES IN THE ORO BLANCO MINING DIST: MS.#951 PHOENIX, &
                   MS.#264 YELLOW JACKET. SEC 22 T22S R10E
                   DKTS 144/538,799/222,850/638(85000)(WD)
                       TAX ID PARCEL NUMBER 113-12-001


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